UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: May 15, 2006
(Date of earliest event reported)
LIBBEY INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12084	34-1559357
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
300 Madison Avenue
Toledo, Ohio 43604
(Address of principal executive offices, including zip code)
(419) 325-2100
(Registrant’s telephone number, including area code)
          Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On May 15, 2006, Libbey Inc. (“Libbey”) issued a press release announcing that its wholly owned subsidiary Libbey Glass Inc. (“Libbey Glass”) plans to issue $400 million aggregate principal amount of senior notes due 2014 (“Notes”) in a private offering. The Notes will be guaranteed by Libbey and all of Libbey Glass’ existing and future subsidiaries that guarantee any of Libbey Glass’ debt or debt of any subsidiary guarantor. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01.
(d)	Exhibits.
99.1	Press Release dated May 15, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 15, 2006

LIBBEY INC.

By:	/s/ Scott M. Sellick

	Name:	Scott M. Sellick
	Title:	Vice President, Chief Financial Officer (Principal Accounting Officer)

Exhibit Index

Exhibit No.	Description	Page No.
99.1	Text of press release dated May 15, 2006	E-1